Exhibit 10.18

LEASE DEED

This Deed of Lease made and entered into at Chennai on this 29th day of November, in the year 2019.
BETWEEN
Faery Estates Pvt. Ltd., (PAN: AAACF5718K) a company incorporated under the provisions of the Companies Act, 1956 and having its registered office at OF10, Prudential Ground Floor, Central Avenue, Hiranandani Gardens, Powai, Mumbai- 400076, Represented herein by its authorized Signatory, Mr. K.M. Mohan, Authorized by the board resolution dated 28th November 2018 (hereinafter referred to as “the Lessor” (which expression shall unless it be repugnant to the context or meaning thereof be deemed to mean and include its successors-in-title and permitted assigns) of the ONE PART;
AND
M/S Freshworks Technologies Private Limited, (AABCF6966C) a company incorporated under the Companies Act, 1956, having its registered office at Global Infocity Park, Block A, 40 MGR Salai, Perungudi, Chennai - 600 096, through its duly authorized signatory, Mr. Vijay Raghavan, authorized by the board resolution dated 28th November 2017, (hereinafter referred to as the “LESSEE”, which expression shall, unless repugnant to the context or meaning thereof, include its successors and permitted assigns) of the OTHER PART.
(The Lessor and the Lessee are hereinafter referred to individually as a “Party” and collectively as the “Parties” wherever the context so requires or permits).
WHEREAS:
A.    The Lessor is the owner of and is well and sufficiently entitled to and is possessed of land admeasuring 12.52 Acres, situated, lying and being a plot no. 40, MGR Salai, Kandanchavadi, Perungudi, Chennai — 600096 and more particularly described in Schedule I hereunder written (hereinafter referred to as the Said Land);

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

B.    The Lessor has constructed and developed on the said Land the IT Park building as stipulated in Item 2 of Schedule II (hereinafter referred to as the “Building”); having acquired the same under a Deed of Sale and registered as document numbers as given below in the office of the Sub-Registrar, Neelankarai:

S1 No.	Survey Nos	Sale Deed Dated	Document No.
1	36 / 17A	22.05.2006	3102 / 2006
2	227 / 1A	22.05.2006	3103 / 2006
3	227 / 1B	22.05.2006	3103 / 2006
4	227 / 2A1	22.05.2006	3103 / 2006
5	227 / 2A2	22.05.2006	3103 / 2006
6	228 / 1A1C	20.09.2005	5461 / 2005
7	228 / 1A1A	20.09.2005	5461 / 2005
C.    The Lessee is engaged in the business of Information Technology/Information Technology Enabled Services (“IT/ITES”);
D.    Under the Lease Deed dated 12nd December 2017, registered in the office of the Sub-Registrar, Neelangarai as document no. 916/2018 in book no. 1, contains 83 pages (“Lease Deed”), the Lessor had leased the Demised Premises for a period of 3 (three) years commencing from February 28, 2017.
E.    The Lessee has approached the Lessor and has requested the Lessor to lease to the Lessee, the premises more particularly described in Item 3 of Schedule II hereinafter referred to as the “Demised Premises” and shown on the plan thereof annexed hereto and marked as Annexure “A” for the purpose stipulated in Item 4 of Schedule II and commencing on the Commencement Date as stipulated in Item 5 of Schedule II for the Lease Term (as defined hereinafter);
F.    The Lessor has considered the request made by the Lessee and has agreed to lease the Demised Premises on certain terms and conditions, which have been mutually agreed upon by and between them;
G.    The Lessee has investigated the title to the said Property and accepted the same;

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

H.    The Parties are desirous of recording the terms and conditions of the Deed arrived at by and between them in the manner hereinafter appearing;
NOW THIS DEED WITNESSETH AND IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO as under:
1.Recitals
The recitals contained above shall form an integral and operative part of this Deed as if the same were set out and incorporated verbatim in the operative part and to be interpreted, construed and read accordingly.
2.Definitions & Interpretations
2.1Definitions:
For purposes of this Deed, unless the context otherwise requires, the under mentioned expressions shall have the under mentioned meaning:
“Acts of God” shall mean the effects of any natural element or other natural disaster including but not limited to storm, flood, lightning, earthquake, cyclone, etc. which are beyond the control of the Parties.
“Additional Parking Fees” shall mean the fees charged by the Lessor at the rate set out in Item 18 in Schedule II in terms of Clause 9.3;
“Affiliate, Associate or Subsidiary” shall with respect to the Lessee mean (a) a company which is a holding or subsidiary company of the Lessee, as defined under the Companies Act, 1956; (b) a person under the control of, or under common control with, the Lessee; or (c) an entity, in which the Lessee has direct or beneficial interest or control of more than 51% (fifty one) percent of the voting securities of such entity.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

“Business Day” shall mean a day which is not a Sunday, or a public holiday or a bank holiday under the Negotiable Instruments Act, 1881 either at Mumbai, or any place where any act under this Deed is to be performed
“Chargeable Area” in respect of the Demised Premises refers to an area stipulated in Item 8 of Schedule-II;
“Commencement Date” shall have the meaning given to such term in Clause 4.1 hereof;
“Conduits” shall mean the pipes, sewers, drains, ducts, gutters, electric mains, wires, cables (for communication and reception system), channels, flues that are common for all the lessees/users/occupiers of the Building, which shall be the obligation of the Lessor to provide up to the Demised Premises (i.e. High Side) and thereafter Lessee shall, make its own arrangement for such facilities within the Demised Premises in terms of this Deed.
“Building/said Building” shall mean the building as more particularly set out in Item 2 of Schedule II;
“Demised Premises” shall have the meaning given to such term in as stipulated in Item 3 of Schedule II;
“Due Date” shall, for the purposes of Lease Rent, Interest Free Security Deposit and all other payments that are due by the Lessee to the Lessor in terms of this Deed, mean the day on which the same are payable;
“Fit-Out Period” shall mean the period stipulated in Item 10 of Schedule II commencing from the Commencement Date/s and expiring one day prior to the Lease Rent Commencement Date/s during which period the Lease Rent is not payable;
“Force Majeure Events” shall mean and include all events which are (i) beyond the control of the Parties and arising after the date hereof, preventing or delaying total or partial carrying out of the

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

obligations set forth including but not limited to any strikes, lockout, fire, revolution, wars, rebellion, sabotage, terrorism, civil disturbances, acts of enemies, embargoes or other disasters; and/or (ii) Acts of God;
“Handover Condition” shall mean the handover of the Demised Premises in a condition as set out in Annexure “B”.
“Lease Term” shall mean as set out in Item 6 of Schedule II in respect of the Demised Premises commencing from the Commencement Date;
“Interest Free Security Deposit” shall mean an interest free refundable deposit which shall be kept deposited by the Lessee during the Lease Term with the Lessor in terms of Clause 8 hereof;
“Lease Rent” shall mean the periodic payment on monthly basis payable in advance, during the Term of the Lease, by the Lessee to the Lessor in terms of Clause 5 hereof;
“Lease Rent Commencement Date” shall mean the date stipulated in Item 14 of Schedule II and in terms of Clause 4.2 hereof;
“Lease Rent Free Period/s” shall, in respect of the Demised Premises, mean the period stipulated in Item 15 of Schedule II and during which the Lessee shall be entitled to fit out the Demised Premises and for which the period of Lease Rent is not payable;
“Lock-in-Period” shall have the meaning given to such term as set out in Item 16 of Schedule II and Clause 7 hereof
“Month” shall mean a month, as per the English calendar;
“Permitted Use”/“Purpose” shall, as provided stipulated in Item 4 of the Schedule II and no other purpose;

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

“Parking Fees” shall mean the fees charged by the Lessor at the rate set out in Item 17 in Schedule II in terms of Clause 9.2;
“Property Tax” shall mean the present and future tax, commonly referred to as property or municipal tax which is imposed by municipal authorities in relation to the Demised Premises and which shall be paid and borne by the Lessor only;
“Fit-Outs Guidelines” shall mean the regulations as presently applicable for enabling the Lessee from the Commencement Date to carry Fit-outs in the Demised Premises, however, the Lessor may clarify, add to or amend the Regulations pertaining to Fit-outs from time to time; provided the same do not prejudicially affect the Lessee;
“Renewal Term” shall mean the period set out in Item 7 of Schedule II;
“GST” shall mean any service GST/or any other applicable taxes by whatever name called, not being Property Tax that is or may be imposed on the Lease Rent and all other amounts payable under this Deed (also including any increases thereof from time to time).
2.2Interpretation:
2.2.1The headings to the Clauses and the Schedules and the Index to this Deed are for ease of reference only and shall not affect its interpretation.
2.2.2Any reference to a specific statute or statutes shall be deemed to include any statutory extension or modification amendment or re-enactment thereof.
2.2.3Words importing the singular include the plural and vice versa.
2.2.4Reference to a Schedule or Clause shall be reference to a Schedule or Clause of this Deed.
2.2.5The expressions specified in the Annexures hereto and forming part of this Deed shall have the meanings assigned to them therein.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

2.2.6Any provision in this Deed authorizing or permitting the Lessor to perform or to do anything shall be deemed to extend to any person authorized by the Lessor.
3.Grant of Lease:
3.1In consideration of the Lease Rent hereinafter reserved and the covenants hereinafter contained on the part of the Lessee to be observed and performed, the Lessor hereby demises unto the Lessee, the premises admeasuring the Chargeable Area set out in Item 8 of Schedule II and which premises are more particularly described in Item 3 of Schedule II hereunder written and shown bounded in red on the plan thereof hereto annexed and marked with the letter “A” (hereinafter referred as “the Demised Premises”) situate in the building also described in Item 2 of the Schedule II hereunder written (hereinafter referred as “the said Building”) constructed on a portion of the land ad measuring 12.52 Acres situated, lying and being at Plot No.40, MGR Salai, Kandanchavadi, Chennai - 600096 and more particularly described in Schedule I hereunder written (“the said Land”) for the Lease Term set out in Clause 4 hereunder written, to be determined in the manner hereinafter specified YIELDING AND PAYING therefore during the said Term the monthly rent as set out in Clause 5 hereunder written (“the Lease Rent”) payable in advance with an escalation as mentioned in the said Clause 5.
3.2The Lessee hereby agrees, assures, confirms, declares and undertakes that this lease shall always be subject to the due performance and observance/compliance of all the terms, conditions and covenants herein contained by the Lessee and further subject to the payment of the Lease Rent and all other payments to be made by the Lessee as mentioned herein.
3.3The Lessee undertakes that the use of the Demised Premises for the purpose of the Permitted Use. The Lessee shall not use nor suffer use of the Demised Premises for any purposes other than the Permitted Use specified herein. Use of the Demised Premises for any purpose other than specified herein shall be deemed to be a material breach of these presents.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

4.Commencement Date and Lease Rent Commencement Date
4.1The lease in respect of the Demised Premises shall commence from the Commencement Date. On the Commencement Date the Lessor shall handover to the Lessee the Demised Premises in the Handover Condition.
4.2The Lease Rent Commencement Date shall be the date stipulated in Item 14 of Schedule II.
4.3This Deed shall, at the expiry of the Lease Term, subject to the Deed being valid and subsisting and subject to the terms hereinafter contained, be renewed at the discretion of the Lessor for the Renewal Term on similar terms and conditions as contained in this Deed excepting the commercial terms and conditions which will be mutually agreed upon by the Parties on the exercise of the option to renew Provided That the Lessee may opt not to renew this Deed for the Renewal Term by serving upon the Lessor a written notice by Registered Post at any time not later than 6 (six) months prior to the expiry of the Lease Term (“Option Exercise Date”) expressing its intention to terminate this Deed. It is however clarified that if the Lessee fails to serve a written notice by Registered Post AD by the Option Exercise Date, expressing its intent to terminate the Deed at the end of the Lease Term, then the Lessee undertakes to renew this Deed for the Renewal Term and the Lessee shall not thereafter be entitled to serve a notice of termination and/or non-renewal of this Deed during the remaining period of 6 (six) months of the Lease Term.
4.4The Parties, shall execute immediately on expiry of the lease term such fresh lease deed and register such deed within 30 (thirty) working days of the expiry of the Lease Term.
5.Lease Rent
5.1As and by way of consideration for the grant of lease of the Demised Premises by the Lessor to the Lessee, the Lessee covenants and agrees that it shall, during the Lease Term, pay to the Lessor without demand, delay and/or demur by way of Lease Rent from time to time as under:

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

5.1.1Lease Rent as stipulated in Item 13 of Schedule II due and payable for the Demised Premises for the period stated in Item 13 of Schedule II.
5.1.2Escalated Lease Rent (if applicable) as stipulated in Item 16 of Schedule II due and payable for the Demised Premises for each period stated in Item 16 of Schedule II.
5.2The Lessee shall from the Rent Commencement Date pay to the Lessor the Lease Rent in advance on or before the 5th day of each and every Month at the Lessor’s address mentioned herein, unless change is notified and if the day stipulated herein be not a Business Day then on the Business Day prior to the stipulated day.
5.3Should the Rent Commencement Date be any date other than the 1st day of a month, then the Lease Rent shall be paid on a pro-rata basis for that month on the Commencement Date and thereafter from the ensuing month, next after the month of the relevant Commencement Date, the Lease Rent shall be paid in the manner indicated in Clause 5.2 hereinabove.
5.4The Lease Rent shall be subject to deduction by the Lessee of tax at source under the Income Tax laws as may be in force from time to time. The Lessee shall forthwith furnish to the Lessor a certificate for deduction of tax at source. If the Lessee fails to provide such certificate within the time limit prescribed under the Income-tax Act, 1961 the Lessee shall pay to the Lessor an amount equivalent to the amount of tax so deducted at source. However in the event the Lessee fails to make the aforesaid payment or provide the certificate as aforesaid, then the Lessee shall pay such amount to the Lessor together with interest at 18% (eighteen per cent) per annum from the due date for satisfaction of the said obligation and till the date of payment.
5.5The Lessee agrees and undertakes not to make any application to any court of law or before any forum or before any authority for the said Lease Rent as being excessive or unreasonable and any such action shall be taken as a breach of this Deed entailing the consequences as herein set out.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

5.6It is the sole discretion of the Lessor to determine the lease rent for different leased units within the Building. The Lessee acknowledges that such lease rent may vary from one leased unit to the other due to various factors such as location of the leased units, the size of the leased units, the type of trade activity or business relations and mutual interest between the Lessor and the lessee in question. The Lease Rent of any leased unit within the Building shall not be considered, at any time, as measure for application to other units or used as a basis for comparison to other units and the Lessee shall not be entitled to demand the Lessor to apply to the Demised Premises, lease fees, similar or equivalent to that charged to the other occupants of the Building.
6.GST
In addition to the Lease Rent and all other amounts payable under this Deed, the Lessee shall be liable to bear and pay GST to be levied on the Lease Rent and/or any other amounts payable under this Deed (including any increases thereof). It is clarified that the Lessee shall be liable to bear and pay GST or any other tax if made applicable retrospectively in pursuance of this Deed or payment of the Lease Rent and/or any other amounts payable hereunder. Further, all taxes payable directly on account of the business activities carried on by the Lessee in the Demised Premises or otherwise shall be borne and paid by the Lessee.
7.Provision for Lock-in-Period
7.1The Lock-in Period shall be the period stipulated in Item 16 of Schedule II. After expiration of Lock-in-Period and at any time till expiration of the Lease Term, the Lessee shall be entitled to terminate the lease with respect to all or part of the Demised Premises by giving the Lessor 6 (six) month’s prior notice in writing.
7.2It is clarified that during the Lock-in-Period neither party shall be entitled to terminate this Deed.
7.3In the event the Lessee communicates in writing to the Lessor its intention to terminate this Deed prior to the expiry of the Lock-in-Period for any reason whatsoever or the Lessor terminates this

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Deed on account of any breach on the part of the Lessee of any provision of this Deed, then the Lessee shall be bound and liable to pay to the Lessor the entire amount of Lease Rent for the unexpired period of the Lock-in-Period.
7.4It is clarified that notice of termination cannot be given by the Lessee during the Lock-in Period except during the last 3 (three) months thereof. The Lessee shall during the notice period continue to observe and perform all its obligations hereunder. The Lessee shall in the aforesaid circumstances, vacate and hand over to the Lessor occupation of the Demised Premises as the case may be, and within 15 (fifteen) days of such handover, the Lessor shall refund the proportionate Interest Free Security Deposit subject to deductions in terms of Clauses 8.5 and 8 herein below, immediately on the expiration of the period of 6 (six) months from the date of notice for pre-determination, it being clarified that the Lessee shall, beyond the aforesaid period of 6 (Six) months, not be entitled to any additional period for the purpose of vacating and handing over occupation of the Demised Premises to the Lessor. The consequences of the Lessee not vacating the Demised Premises shall be determined in accordance with Clause 22 hereunder.
7.5In the event that the lease in respect of the Demised Premises is terminated by the Lessee during the Lock-in Period, then the Lessee shall be entitled to receive from the Lessor refund of only the proportionate Interest Free Security Deposit for the Demised Premises subject to deductions in terms of Clause 8 herein below. The reference to the Interest Free Security Deposit as set out in this Deed shall stand accordingly amended to refer only to the proportionate Interest Free Security Deposit. The remainder of the Interest Free Security Deposit shall be refunded by the Lessor to the Lessee only upon expiry of the Lock-in Period.
8.Interest Free Security Deposit
8.1The Lessee covenants and agrees that during the Lease Term it shall keep with the Lessor, the Interest Free Security Deposit for due compliance, fulfillment, observance and performance in letter and spirit of the Lessee’s obligations towards the Lessor relating to the Demised Premises

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

and use thereof. Accordingly, the Lessee shall keep deposited, as Interest Free Security Deposit, as stipulated in Item 11 of Schedule II due and payable for the Demised Premises for the period stated therein. This amount shall be deposited by the Lessee with the Lessor on the Commencement Date.
8.2During the Lease Term and the Renewal Term, the Interest Free Refundable Security Deposit shall be escalated as defined in Item 12 of Schedule II.
8.3In the event that this Deed is renewed for the Renewal Term in accordance with Clause 4.3 above or otherwise howsoever, then on the expiration of the Lease Term there shall be no requirement on part of the Lessor to refund the Interest Free Security Deposit applicable to that Period (save and except the pre-determination of lease in terms of this Deed), but upon any escalation in the Interest Free Refundable Security Deposits as defined in Item 12 of Schedule II, the Lessee shall pay over the deficit amount in the Interest Free Security Deposit lying with the Lessor to make up for the short-fall in the Interest Free Security Deposit applicable to the relevant periods.
8.4The Interest Free Security Deposit will be refunded by the Lessor to the Lessee within 15 (fifteen) days of the Lessee handing over quiet, vacant and peaceful possession/charge of the Demised Premises to the Lessor on the termination of the Lease, either by efflux of the time or on its early termination under the various provisions set out hereunder, after deducting therefrom all amounts referred to in Clause 8 hereunder. The deduction of the amounts from the Interest Free Security Deposit shall be without prejudice to the other rights of the Lessor under this Deed or in law and without the Lessee being absolved of his obligations under this Deed.
8.5If however, this Deed is terminated by either party, OR on expiry of this Deed by the efflux of time, then the Interest Free Security Deposit will be refunded to the Lessee on such termination, after deducting all outstanding amounts/charges due and payable to the Lessor under this Deed only upon the Lessee handing over vacant and peaceful charge of the Demised Premises. After peaceful hand over of the Demised Premises by the Lessee to the Lessor, both parties shall sign

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

a handover / take over document of the same and the Lessor shall specify in the handover / take over document, that the refund of the Interest Free Security Deposit shall be made within 15 (Fifteen) days thereon. In the aforesaid circumstances or upon expiry of the Lease by efflux of time, the Lessor shall be entitled to retain such sum from and out of the amount of Interest Free Security Deposit aforesaid as shall be equivalent to the charges of consumption of the utilities in respect of the Demised Premises for a period of 3 (three) months or such other period, depending on the billing cycles of the utilities from the date of expiry or sooner determination of the lease which amount shall be utilized by the Lessor for payment/charges of consumption of the utilities remaining unpaid in respect of the Demised Premises or damages if any, in relation to the Demised Premises as also for payment of any other amount payable by the Lessee in terms of these presents. On receipt of the said bills relating to the period of the lease, the Lessor shall pay all the amounts of the said bills and immediately refund the balance amount of the Interest Free Security Deposit so retained, if any, to the Lessee.
8.6Subject to Clause 8.5, in the event of termination or earlier determination of this Deed, if the Lessor fails to refund the Interest Free Security Deposit within 15 (fifteen) days of the Lessee handing over quiet, vacant and peaceful charge of the Demised Premises, the Lessor will be liable to pay interest on the outstanding amount of Interest Free Security Deposit at the rate of 18% (eighteen per cent) per annum from the date when the amount is due till the date of actual payment.
9.Parking Facility
9.1The Lessee shall, park authorized vehicles only in the spaces specifically earmarked/set aside, from time to time, by the Lessor for parking and subject to the payment of such parking fee as may be applicable.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

9.2The Lessor shall provide to the Lessee for its exclusive use, car parking spaces as stipulated in Item 17 of Schedule II during the term of lease. A detailed plan delineating the Car Parking Spaces is shown in Annexure “C” attached hereto.
9.3In the event of the Lessee requesting additional car parking space, the Lessor shall, at its sole discretion and subject to availability, make the same available to the Lessee, at the rate stipulated in Item 18 of Schedule II during the term of lease. The Lessee shall pay the Additional Parking Fees to the Lessor along with the Lease Rent.
9.4In the event the lease is renewed the Parking Fees and Additional Parking Fees shall, on the Escalation Dates set out in Items 18 of Schedule II be escalated proportionately to the escalation to the Initial Escalated Lease Rent and the Renewed Lease Rent on such dates respectively.
9.5The Lessee agrees, after notice thereof, to abide by all rules, regulations and restrictions framed by the Lessor from time to time, and use its reasonable efforts to cause its customers, guests, visitors, invitees, agents and servants to conform thereto. The Lessee shall, for security reasons, furnish to the Lessor, the license numbers and other details of the vehicles which are to be parked in the parking spaces set out in Annexure “C”.
9.6The Lessee shall not be entitled to claim any vested right to any Car/two wheeler Parking Space.
9.7It is clearly understood and expressly agreed by the Lessee that any security provided by the Lessor in the Parking area is general in nature, scope and intent, the Lessor neither covenants nor undertakes to secure, guarantee or be liable for the security or any damage caused to any vehicles parked in the building.
9.8It is hereby clarified that the liability of the Lessee to pay Parking Fees under Clause 9.2 above shall commence from the Lease Rent Commencement Date and shall be payable in advance for each month together with the Lease Rent.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

10.Fit-outs of the Demised Premises
10.1The Lessee shall at its costs and expense be permitted to Fit-Out the Demised Premises but shall not make any modifications to the structure of the Building.
10.2The Lessee shall carry out Fit-outs of the Demised Premises in terms of the Fit out Guidelines in respect of the Demised Premises as are prescribed (to be provided to the Lessee at the latest upon the Lease Commencement Date) as per the building plans submitted by the Lessor which have been sanctioned in writing by the Local Authority. The Lessee agrees that in the event the municipal corporation requires any clarification, change or amendment in the Fit-out plans submitted by the Lessee then, the Lessee shall revert to the Lessor in this regard within 2 (two) Business Days. It is agreed that the Lease Rent Commencement Date/s would be regardless of whether the Lessee has completed its Fit-out works within the Fit-out period as mentioned herein above.
10.3For the purpose of undertaking the Fit-outs, the Lessor shall, subject to its policies regarding safety, permit the approved contractors, architects, workmen etc. entry in the building and to work within the Demised Premises.
10.4As from the Lease Commencement Date, the Demised Premises shall be at the risk of the Lessee and the terms and conditions of this Deed, in so far as applicable, shall apply, from the Lease Commencement Date.
10.5The Lessor agrees that the Lessee is permitted use of the Conduits for wiring or any other purpose, however, before inserting any wiring/taking connections through the Conduits, the Lessee shall make a written application seeking the Lessor’s consent and any insertions that the Lessee may put through in the Conduits shall be as advised by the Lessor’s technical consultants. The Lessee undertakes not to make any use of the Conduits, unless authorized by the Lessor.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

10.6It is hereby agreed between the Parties that if any damage is caused to the Demised Premises or to the Building by virtue of the Lessee’s Fit Out works, then the Lessee shall indemnify the Lessor for all direct losses or damage at its actual cost as determined by the relevant consultants appointed by the Lessor in this regard. Such reimbursement shall be made within 30 (thirty) days from receipt of a demand in writing for the same by the Lessor.
10.7The Lessee shall reimburse the Lessor and bear all the costs towards electricity, fuel or any other utility charges of whatsoever nature, for undertaking the Fit Outs in the Demised Premises. The Lessee shall install calibrated meters to calculate the consumption of raw power and water during the fit-out period. The DG power consumption shall be charged based on the unit consumption ratio of actual raw power generated to actual DG power generated. The Lessor shall raise an invoice in the name of the Lessee for the amount to be reimbursed for such utility charges, based on these calibrated meters, the Lessee shall make the payment of the said amount by pay order within 7 (seven) days from the date of the receipt of the said invoice from the Lessor.
10.8All the costs, charges, expenses, imposts, levies, deposits, penalties and fines for or in connection with the maintenance of the Fit Outs shall be borne and paid by the Lessee alone.
11.Signage
11.1The Lessee shall be allowed to place its name boards and signage at such locations as may be approved by the Lessor’s signage consultant which approval the Lessee shall obtain in writing from such consultant prior to placing of such signage. The size and design of the signage will also be subject to the approval of the Lessor’s signage consultant.
11.2All costs of installing and hoisting such signage shall be borne by the Lessee.
11.3For installation and hoisting of any signage, in addition to the space provided by the Lessor, the allocation of the signage space would be at the sole discretion of the Lessor. All municipal charges, expenses for fabrication and erection of structure and other associated charges for the

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

signage shall be payable by the Lessee. The Lessee shall also obtain all the necessary permissions and comply with the statutory requirements for mounting of such signage for which the Lessor shall extend all necessary cooperation.
12.Property Tax
The Lessor shall be responsible for payment of present and future Property Tax imposed by the municipal authorities in respect of the Demised Premises.
13.Sub-Lease
13.1The Lessee shall not have the right to sub-lease or share the Demised Premises or any part thereof except with the prior written permissions of the Lessor, which the Lessor may deny without assigning any reason therefor.
13.2If the Lessee has been permitted by the Lessor to sub-lease and/or share the use with any other person then the same shall subject to the following conditions:
13.2.1the Lessee giving prior written notice to the Lessor along with documentary evidence including certificate of the Lessee’s statutory auditors, certifying the Lessee’s relationship as aforesaid with such company or entity and the Lessor approving such sub-lease/sharing with such entity;
13.2.2in the event of sub-lease or sharing their use of the Demised Premises the Lessee will continue to remain fully liable for regular and timely payment of the Lease Rent and to be fully and effectively responsible for fulfilling all its obligations under this Deed; and
13.2.3such company or entity not being entitled to and not claiming any right, title or interest in the Demised Premises and/or to the benefits of the Lease.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

13.3It is however agreed by and between the Parties that no allowing or sharing of the use or sub-letting of the Demised Premises as contained herein shall be permissible in the event the prior permission/consent of any regulatory authority is required under the extant Laws and such permission/ consent has not been obtained.
14.Assignment
The Lessee shall not in any manner or transfer or assign or mortgage in any manner to any person whatsoever the Demised Premises or any portion thereof and or any of the benefits or rights available to the Lessee under this Deed and shall not part with the possession of the Demised Premises or any portion thereof.
15.Lessee’s Entitlements
15.1The Lessee during the subsistence of this Deed may refurbish/renovate the Demised Premises after seeking the prior written consent of the Lessor. The Lessee agrees not to carry out any work in the Demised Premises of structural nature and shall ensure that during refurbishment/renovation, the Demised Premises or any part of the Building is not damaged. Further the Lessee shall ensure that such work does not conflict with any other obligation undertaken by the Lessee under this Deed and the same does not violate or breach any law. It is clarified that there shall be no suspension of the Lessee’s obligation for making payment of the Lease Rent or any other payment due to the Lessor under this Deed during the refurbishment /renovation period.
15.2The Lessee shall be entitled to apply for and obtain at its own cost and expenses separate telephone lines to be installed in the Demised Premises.
16.Rights of the Lessor
16.1The Lessor shall have the right from time to time, to improve, extend, or in any manner whatsoever alter the deal with the said Building and the larger layout of which the Building forms

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

a part of, and bring in any modification or changes therein. In particular the Lessor shall have the right, at all times and from time to time throughout the Lease to;
16.1.1Change the area, size level, location and/or arrangement of the larger layout or any part thereof, including, and without limitations, common areas and facilities and the entrances and the exits from the common areas and facilities.
16.1.2Construct multiple decks, elevated or underground parking facilities and expand, reduce or alter the same in any manner whatsoever.
16.1.3Re-locate or re-arrange the various buildings, parking areas and other parts of the park.
16.1.4Make changes and additions to Conduits or other structures and non-structural installations in the Demised Premises to serve the common areas and facilities and the other premises in the building or to facilitate expansion or alteration of the Building/larger layout.
16.1.5Temporarily obstruct or close off the common areas and facilities or any part of the Building/larger layout for the purposes of maintenance, repairs or construction.
16.1.6During the course of improvements conducted by the Lessor as mentioned in this clause, the Lessor shall ensure that the Lessee and their employees shall have safe passage to enter the Demised Premises and the Lessor shall ensure that there will be no interruption to the use of their Demised Premises and other facilities as described in this Lease Deed.
17.Extent of Lessor’s Liability
Neither the Lessor nor its agents or employees are liable for any loss of any nature suffered by the Lessee (including loss of profits) or damage to any of the assets of the Lessee including but not limited to fixtures, fittings, books and papers and other goods, or be liable for any injury or loss of life to the person of the Lessee or the Lessee’s employees or invitees due to any reason

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

whatsoever, unless the same is caused by the Lessor’s act/s, omission/s or commission/s and the Lessee indemnifies the Lessor to the extent that such claims are not caused by the Lessor’s or its agent’s or employee’s act/s, omission/s or commission/s.
18.Restrictions on Lessee
The Lessee shall not induct any third party into the Demised Premises and/or any part thereof during the subsistence of this Lease.
19.Obligations of the Lessee
The Lessee hereby covenants with the Lessor as under:
19.1To use the Demised Premises for the purpose of Permitted Use only and for no other purpose whatsoever;
19.2To make payment of the Lease Rent, maintenance charges, parking charges and Interest Free Security Deposit at the time and in the manner herein provided and also pay all the outgoings and charges for the consumption of utilities as recorded in the separate meters installed for that purpose in respect of the Demised Premises.
19.3Not to further sub-let or on any other basis the Demised Premises or any part or portion thereof nor shall the Lessee permit any third party to use and occupy the Demised Premises or any part or portion thereof;
19.4Not to damage in any manner any of the Lessor’s fixtures, fittings and articles installed lying and being in the Demised Premises and to keep the same in good order and condition (reasonable wear and tear excepted);
19.5Not to hold the Lessor responsible or liable for any loss or damage suffered by the Lessee on account of any Force Majeure event viz; earthquake, storm or other destruction caused to or in

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

the Demised Premises or to any property articles or things brought by the Lessee into the Demised Premises or by any act or omission on the part of the occupants of the other premises or by their servants or agents or visitors visiting the Demised Premises or by any act of God such as but not limited to fire, flooding, earthquake etc.;
19.6Not to do or permit to be done upon the Demised Premises anything which may be or become a nuisance to the Lessor or other occupants of the said Building
19.7Not to make any modifications to the structure of the Demised Premises or any part thereof;
19.8Not to bring in or to store in the Demised Premises or any part or portion thereof any combustible materials or otherwise dangerous things that may imperil the safety of the Building or may increase the premium of insurance of the Building or render void the insurance;
19.9To abide by all the rules and regulations as also to perform and observe strictly the provisions hereof and also the provisions of law of the country for the time being and from time to time in force and also the rules and regulations of the municipal corporation which may for the time being and from time to time be in force governing the Demised Premises and the building in which they are located;
19.10The Lessee shall not do or suffer to be done any act or thing whereby the interest and the rights of the Lessor in the Demised Premises are in any manner affected or prejudiced;
19.11the Lessee shall be solely liable for all its transactions with its employees and customers, which may take place within the Demised Premises;
19.12To remove itself from the Demised Premises and all its movable furniture, fixtures, staff and employees and all its belongings and to restore the Demised Premises in good condition (reasonable wear and tear and acts of God excepted); which are movable and shall make good all damage caused to the Demised Premises by such removal to the reasonable satisfaction of

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

the Lessor. In case the Lessee has carried out any addition and alteration to the Demised Premises and has installed fixtures and fittings which are of permanent nature, then upon expiry or sooner determination or on termination of the Lease, the Lessee shall not be entitled to remove the same and the Lessor shall not be called upon to pay any amount to the Lessee for the same;
19.13To permit the Lessor with their agents, contractors and workmen at any time during the subsistence of this lease to enter the Demised Premises, during the day after giving to the Lessee at least 48 (forty-eight) hours’ notice in writing and in case of emergency 24 (twenty-four) hours’ notice for viewing the condition of the Demised Premises in the normal business hours and without in any manner disturbing the Lessee’s business operations;
19.14To make good to the Lessor any loss or damage that may be caused to the Demised Premises and any other furniture, fixtures, articles and things belonging to the Lessor and installed therein in the Demised Premises as a result of any negligence on the part of the Lessee, its employees, agents, customers, visitors and/or other persons calling at the Lessor in connection with the business of the Lessee;
19.15The Lessee shall attend to all day to day and minor repairs including fuses, fittings and fixture including leakage of water taps, etc. at its own cost, but major structural repairs such as leakages of roof, any major repairs to the Demised Premises and cracks in the walls shall be attended to promptly by the Lessor at its own cost unless such structural repairs are required due to any act or omission of the Lessee or its employees, agents, servants or invitees, in which case the Lessee shall bear the costs.
19.16If at any time damage or destruction to the Demised Premises is caused owing to the negligence on the part of the Lessee, then in that event the Lessee shall make good order and condition as they were at the time of entering into this Deed subject to normal wear and tear and during the period of restoration, the Lessee shall be bound and liable to continue to pay the Lease Rent and other outgoings, as referred to in this Deed. In case the Lessee fails and neglects to do so, then

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

in that event, the same shall be construed as a breach of the term of this Deed and the Lessor shall be entitled to terminate this Deed and the consequences of termination as herein provided shall follow and the Lessor shall have a right to recover from the Lessee, costs for damage done to the Demised Premises (normal wear and tear and acts of God excepted);
19.17The Lessee shall with the prior written consent of the Lessor be entitled to make additions, alterations (non-structural) in or to the Demised Premises and shall be entitled to equip the Demised Premises by installing fittings such as wooden and glass partitions, extra fixtures to and/or the electrical cables and wiring. It is further agreed that the Lessee shall during the Lease Term be entitled to bring in and install loose items of furniture and equipment as are necessary for the Lessee’s business needs. Any installation of a mobile or unfixed nature which is capable of being removed without damaging the Demised Premises may be removed by the Lessee on the expiry or earlier determination of the Lease (natural wear and tear and acts of God excepted);
19.18The Lessee agrees and confirms that various premises in the Building may undergo fit-outs even after the Commencement Date and after the date the Lessee may have commenced operations from the Demised Premises provided that such fit-outs and installation works (including use of the common areas) shall be carried on without interference to the Lessee’s use of the Demised Premises and the Lessee shall extend co-operation as reasonably required by the Lessor.
19.19The Lessee shall be responsible for insuring all its furniture and fixtures and assets installed by it within the Demised Premises.
19.20The Lessee shall be responsible to pay and bear all taxes relating to the business of the Lessee.
19.21The Lessee shall ensure that the approvals/permissions required to be maintained by the Lessee for carrying on the business activities within the Demised Premises shall remain valid, subsisting and continuing during the term of this Deed including the Renewal Term and the Lessee shall do

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

all such acts, deeds, things that maybe required for this purpose at its own costs and expenses and shall occupy the Demised Premises only in terms of such approvals.
19.22The Lessee shall not raise any objections in relation to the title of the Lessor to the Demised Premises or in relation to the IT Park permission.
20.Lessee’s Representations, Warranties and Confirmations
20.1The Lessee represents and warrants that it is fully authorized to enter into this transaction and the execution of this Deed constitutes legal, valid and binding obligations on the part of the Lessee and that all resolutions, filings, consents, declarations and statements as may be necessary in law or otherwise to be made or obtained by the Lessee have duly passed made and/or obtained.
20.2The Lessee confirms that it shall not be entitled to sub-let or assign the use and benefit of this Deed.
20.3The Lessee agrees that the Lessor shall not be liable for any loss of or damage to any valuables or articles kept by the Lessee in the Demised Premises except where the same is caused due to any act/s, omission/s or commission/s of the Lessor.
20.4That no representations or warranties by the Lessee in this Deed and no document furnished or to be furnished by the Lessee to the Lessor pursuant to this Deed or in connection herewith or with the transactions contemplated hereby, contain or will contain any untrue or misleading statement or omits or will omit any fact necessary to make the statement contained herein or therein, in light of the circumstances under which they are made.
20.5That notwithstanding anything herein contained, it is hereby expressly agreed and declared that this Deed is not intended to confer and nor does it confer any tenancy rights and/or any right or interest in the nature of tenancy and/or sub-tenancy and/or any other right or interest in the Demised Premises in favor of the Lessee. That notwithstanding anything herein contained, it is

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

hereby expressly agreed and declared that this Deed is not intended to confer nor does it confer any right upon the Lessee to create tenancy rights and/or any right or interest in the nature of tenancy and/or sub-tenancy and/or any other right or interest in the Demised Premises or in favor of any third person.
20.6The Lessor shall be entitled to rely and act upon the aforesaid representations, warranties and undertakings as if the same were expressly made by the Lessee to the Lessor.
20.7The Lessee shall at all times during the Lease Term, keep all its belongings in the Demised Premises insured against third party claims and shall not hold the Lessor liable for the same. The Lessee shall furnish documentary proof as evidence of the premium paid by it to the Lessor.
20.8The Lessee shall not carry on in the Demised Premises or any part thereof, activities which are illegal, immoral, unlawful or which shall cause nuisance to other occupants of the property wherein the Demised Premises are situated and shall not store any goods of combustible nature in the Demised Premises or any part thereof, or in any manner interfere with the use of any open space, passage or amenities available for common use and not specifically allotted to the Lessee by these presents as part of the Demised Premises.
20.9The Lessee shall not, whether in the course of its interior fitting out works or as anything ancillary thereto or at any time for any purpose whatsoever, execute or permit to be executed any works involving cutting/chopping/digging/hacking/dismantling in any manner or destroying in any manner or form, the floors or walls of the Demised Premises without prior written permission of the Lessor in this regard;
20.10The Lessee shall not in any way obstruct or permit the obstruction of any walkways, pavements, entrances, passages, courts, corridors, service ways, vestibules, halls, roads, docks, stairways, elevators, hoists, escalators, fire or escape doors outside the Demised Premises or other parts of the common areas or any appurtenances or conveniences thereto.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

20.11The Lessee shall not, in any way cover or obstruct any lights, sky lights, windows or other means of illumination of the Common Areas or of the Building generally.
20.12The Lessee shall not litter any part of the common areas or any public footpath or way immediately adjoining the Demised Premises, and further shall not place any article, or other like things upon the sill, ledge in any part of the Demised Premises or the common areas.
21.Force Majeure
If at any time during the Lease Term the Demised Premises or any part thereof are damaged or destroyed due to a Force Majeure Event so as to make the Demised Premises or part thereof unfit for use for a period of more than 3 (three) months then in that event either Party shall have an option to forthwith terminate this Deed by giving a written notice of 30 (thirty) days.
22.Termination
22.1This Deed with respect to the Demised Premises shall be terminated by efflux of time on the expiry of the Lease Term in the event the Lessee does not exercise its option of terminating this Deed in terms of this Deed then upon the expiry of the Renewal Term.
22.2Without prejudice to any other term of this Deed or any other right or remedy available to the Lessor in contract, equity or law, in the event, the Lessee terminates this Deed during the Lock-in-Period, for any reason whatsoever or if the Lessor is forced to terminate this Deed during the Lock-in Period on account of a breach by the Lessee of any of its obligations under this Deed the Lessee shall be obliged to pay to the Lessor, the whole of the Lease Rent payable by the Lessee to the Lessor for the balance unexpired Lock-in-Period in terms of this Deed.
22.3It is hereby expressly and specifically agreed and understood by and between the Parties hereto that the Lessor shall, at its sole discretion, be entitled to revoke and determine this Deed at any

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

time during the Lease Term (including the Lock-in Period) in any of the eventualities mentioned hereunder;
22.4The Lessor shall be entitled to terminate this Lease Deed in the following circumstances:
22.4.1In the event that the Lessee uses the Demised Premises for purposes other than its Permitted Use; or
22.4.2In case the Lessee commits a material default of its obligations or fails to honor any of its monetary obligation outstanding and due to the Lessor as contained herein and the Lessee fails to rectify the defaults within the maximum period of 15(fifteen) days after having served the notice given to this effect by the Lessor to the Lessee; or
22.4.3In the event of any license, permission or registration if required to be obtained by the Lessee is not obtained or the same is subsequently withdrawn, cancelled, or nullified for a period of 6 (six) months subject to a 3 (three) month notice period; or
22.4.4If the Lessee is adjudicated bankrupt, declared insolvent, or a court appoints a receiver for any property or part thereof owned or possessed by the Lessee, or makes a general assignment for the benefit of creditors, or a resolution is passed to wind-up, or suffers the filing of a voluntary or involuntary bankruptcy petition which may not be dismissed within a period of 30 (thirty) days after filing the petition then it shall be an automatic termination; or
22.5If at any time during the Lease Term it becomes illegal to continue to lease the premises in the Building due to any supervening extraordinary event arising on account of reasons beyond the control of the Lessor (not arising as a result of any default by the Lessor).

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

23.Consequences of Termination
23.1It is agreed that on termination or sooner determination of this Deed the Lessee shall forthwith remove itself and its agents, employees and other staff members and all its moveable furniture, fixtures, articles and belongings from the Demised Premises and shall handover quiet, vacant and peaceful possession/charge of the Demised Premises to the Lessor, (normal wear and tear excepted). The Lessee shall be solely responsible for the payments/charges of all outgoings for consumption of utilities/facilities in respect of the Demised Premises or reimburse to the Lessor if there is any damage to the Demised Premises done during the duration of the Lease Term.
23.2In the event the Lessee communicates in writing to the Lessor its intention to terminate this Deed prior to the expiry of the Lock-in-Period or the Lessor terminates this Deed on account of an event of default on the part of the Lessee in accordance with the provisions of this Deed, then the Lessee shall be bound and liable to pay to the Lessor the entire amount of Lease Rent for the unexpired period of the Lock-in-Period. If such Lease Rent is not paid by the Lessee in respect of the unexpired Lock-in period, then the Lessor shall be entitled to forfeit such amount of the Interest Free Security Deposit as is proportionate to the unexpired Lock-in Period.
23.3In the event of termination of the Lease and if the Lessee fails to hand over vacant charge of the Demised Premises to the Lessor in spite of the fact that the Lessor is ready and willing to hand over the Interest Free Security Deposit amount after deductions, if any, then in such an event without prejudice to the other rights and remedies available to the Lessor the Lessee shall pay to the Lessor, compensation equivalent to 5 (five) times the Lease Rent in respect of the Demised Premises for every day of such delay/ default for the first 15 (fifteen) days from the date of expiry or earlier termination. In the event that such delay/ default continues beyond 15 (fifteen) days from the date of expiry or termination, provided that the Lessor continues to be ready and willing to refund the Interest Free Security Deposit as agreed, the Lessee shall be liable to pay as Lease Rents, an amount equivalent to 5 (five) times the last paid Lease Rent in respect of the Demised

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Premises for every day of such delay/ default, as and by way of pre-determined liquidated damages that will be caused to the Lessor and the same is agreed as liquidated damages and not penalty. The Lessee agrees that it shall not at any time dispute or object the quantum of damages mentioned above. Such compensation will be computed at the aforesaid rate for the period of delay.
23.4Without prejudice to what is stated hereinabove, if the Lessee fails to vacate and remove itself and its belongings on the date of termination or expiry of this Lease, then thereafter the Lessor shall be entitled to prevent access to the Lessee, its employees and third parties claiming through the Lessee into the Demised Premises and the Lessor is authorized to remove the belongings of the Lessee from the Demised Premises and store the same at a warehouse at the entire risk and cost of the Lessee. This authority is retained by the Lessor and expressly agreed to by the Lessee. This authority is irrevocable and constitutes the basis for this Deed and the Lessee shall not be entitled to dispute, challenge or call into question the validity or reasonableness of this provision.
23.5The Lessee agrees and confirms that if the Demised Premises is destroyed or damaged solely on account of any gross negligence on the part of the Lessee, then in that event, this Deed shall not come to an end and the Lessee shall be bound and liable to pay the Lease Rent and/or compensation to the Lessor and the Lessee shall at its own cost and expense restore the Demised Premises which are so destroyed in the same good order and condition as they were at the time of entering into this Deed.
24.Agreed Rate of Interest
Should any amount (“the principal amount”) become payable by the Lessee to the Lessor under this Deed or under law, then the same shall be paid forthwith i.e. on the Due Date, however if there be a delay in payment of the principal amount on the Due Date, then the Lessee shall pay interest on the principal amount at the rate of 2% per month from the Due Date to the actual date

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

of payment. It is hereby clarified that the provision of interest is additional and does not prejudice the substantive right and recourse available to the Lessor under the Deed or in law in the event of failure on the part of the Lessee to pay it’s due to the Lessor.
25.General Indemnity
25.1Lessee’s Indemnity
The Lessee shall indemnify and keep indemnified the Lessor against
25.1.1Any direct consequence that may arise or action that may be taken against the Lessor for any loss or damage, suffered by the Lessor on account of any breach of the terms of this Deed or statement, warranty, representation, covenant or undertaking made and given by the Lessee which is found untrue or un-complied at the concerned time.
25.1.2All costs and expenses (including legal costs and fees) incurred by the Lessor in enforcing or attempting to enforce its rights under this Deed against the Lessee.
25.1.3Against any loss or damage that the Lessor may suffer or incur in the event of the Demised Premises or Building being destroyed or damaged (whether partially or entirely) on account of any act of omission or commission on the part of the Lessee, its Affiliates, employees, representatives, invitees and servants.
25.1.4Against any loss or damage that the Lessor may suffer or incur in the event of breach of Fit-Out Guidelines.
25.1.5Against any claim, payment or penalty that may be suffered by the Lessor on account of non-payment dues of electricity or water by Lessee or for the deposits thereof.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

26.Miscellaneous
26.1The original key to main entrance door of the Demised Premises shall always remain with the Lessee. However, a set of duplicate keys shall be handed over to the Lessor for its convenience. The Lessee shall not change the main lock without obtaining the previous consent in writing of the Lessor. In case the Lessee changes the main lock, then in that event, the Lessee shall hand over to the Lessor the original key of the lock and the duplicate thereof shall be retained by the Lessee. The security of all the furniture, fixtures, fittings and equipment’s in the Demised Premises shall be the sole responsibility of the Lessee and the Lessor shall never be held liable for any damage, loss, etc. except where such loss, damage is on account of willful default and/or gross negligence by the Lessor. The Lessee shall take the necessary third party insurance in respect of the aforesaid.
26.2The Lessor shall have the right to sell, transfer, mortgage or charge the Demised Premises during the continuance of this Deed to or in favor of any person or party and such sale, transfer, mortgage or charge shall be subject to the terms of this Deed and shall be so confirmed by such transferee, mortgagee or charge in writing.
26.3It is further agreed by and between the parties hereto that if there is any change in law governing the Demised Premises by way of any act. order. notification and/or ordinance wherein the Lessee whereby any superior right is given to the Lessee then in that event, a day prior to such act, order notification and/or ordinance, the tenancy (deemed or otherwise) shall come to an end. Thereafter the parties shall make every effort to meet and resolve the issue in the best possible manner in absolute good faith within a period of 30 (thirty) days during which period the Lessee may continue to occupy the Demised Premises on payment of the requisite fees. In the event the Parties are unable to reach a solution in respect of such an issue, this Deed shall thereafter stand terminated. Further, the Lessee hereby confirms and declares that it shall not claim any such

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

rights, benefits or interests, irrespective of statutory provisions and the Lessee hereby gives its waiver/relinquishment in this regard.
26.4If any differences arise between the parties on areas, handover conditions, repairs during the entire term then the same shall be referred to the joint inspection of each party’s Architects whose decision in the matter will be final and binding on the parties.
26.5No modification, amendment or waiver of any of the provisions of this Deed shall be effective unless made in writing specifically referring to this Deed and duly signed by each of the Parties.
26.6If any part of this Deed is determined by a court or arbitral tribunal to be invalid or unenforceable, the remaining part of this Deed will not be affected, impaired or invalidated, but will continue to bind the Parties. The invalid or unenforceable part of this Deed shall be treated as if it had been modified to comply with applicable law and the Parties shall thereupon negotiable to agree on a mutually satisfactory provision to substitute the provision found to be invalid or unenforceable.
26.7The terms and conditions of this Deed and all other information will be kept confidential by both Parties, their respective agents, employees and representatives and will not be disclosed in any manner whatsoever, in whole or in part, to any third party irrespective of the continuity hereof except to the extent such disclosure is required by law.
26.8Notices or other communication required or permitted to be given or made hereunder shall be in writing and delivered personally or by registered post or by courier service to the intended recipient at its address set forth below or to such other address as any Party may from time to time notify to the others:
For the Lessor: As set out in Item 19 of Schedule II
For the Lessee: As set out in Item 20 of Schedule II

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Any such notice, demand or communication shall, unless the contrary is proved, be deemed to have been served, if given by hand delivery or Registered Post, on the next following working day in the place of receipt or, if given or made by registered post 7 (seven) days after posting and if given by e-mail then on the same day. In proving the same, it shall be sufficient to show, in the case of a letter, that the envelope containing the letter was correctly addressed and handed over by personal delivery or by courier service.
26.9In the event of any dispute between the Lessor and the Lessee, the same shall be referred to and settled through arbitration by a sole arbitrator to be appointed jointly by both Parties. The decision of the arbitrators shall be final and binding upon the Parties. The arbitration shall be held in accordance with the provisions of the Arbitration and Conciliation Act, 1996. The language of the arbitration shall be English. The arbitration shall be held at Chennai. It is clarified that notwithstanding that this Deed shall come to an end on the expiration of the term thereof by efflux of time or on the sooner revocation and determination thereof under any of the terms and provisions herein contained, the Deed to refer all disputes and differences to arbitration contained in this Clause shall continue to apply to and govern all and any disputes and differences referred to above that may arise on account of or consequent/subsequent to the expiration or such sooner revocation and determination of this Deed. Further on commencement of such arbitration proceedings the Parties shall continue to comply with their rights and obligations, including the obligation of the Lessee to pay the Lease Rent and the rights of the Parties with regard to termination of this Deed, during such period as the arbitration proceedings may continue. The cost of the arbitration will be initially paid by the Parties hereto in equal shares; the arbitrator shall be entitled to determine by the Award as to who will finally bear the costs and in what proportion. If the sole arbitrator appointed by the Parties refuses to act or is incapable of acting, then the Parties shall jointly appoint a new arbitrator; the substituted arbitrator will have like powers to act in the reference and make an Award as if he/she had been appointed in accordance with the terms of this Deed.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

26.10This Deed will be governed by the laws of India. The courts stipulated in Item 26 of Schedule II, India shall for the purpose of this Deed be deemed the courts of competent jurisdiction.
26.11This Deed and other Deeds and instruments delivered in connection herewith constitute the entire Deed between the Parties hereto with respect to the subject matter of this Deed and supersedes all prior Deeds and undertakings, both written and oral, with respect to the subject matter hereof except as otherwise expressly provided herein.
26.12In the event any accident occurs in the Demised Premises whereby any of its employees, customers, clients or any other persons visiting the Demised Premises are injured and/or leads to their death, the Lessor shall not be responsible or liable under any civil or criminal law or third party claims for the same provided the same is not caused due to any act/s, omission’s or commission/s of the Lessor or any one claiming through it.
26.13No waiver of any provision of this Deed or consent to any departure from it by any Party shall be effective unless it is in writing. A waiver or consent shall be effective only for the purpose for which it is given. No default or delay on the part of any Party in exercising any rights, powers or privileges operates as a waiver of any right, nor does a single or partial exercise of a right preclude any exercise of other rights, powers or privileges or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct.
26.14In case of any inconsistency between the provisions of this Deed, the House Rules and/or the Fit-out Guidelines, the provisions of this Deed shall prevail.
26.15The Parties hereto shall bear their own costs and expenses for the investigations, negotiations and examinations contemplated by this transaction, including costs of their respective accountants, attorneys.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

26.16The stamp duty and registration charges and related costs, charges or expenses on or in relation to all documentation in respect of this Deed or otherwise pertaining thereto shall be borne and paid by the Lessee alone.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

THE SCHEDULE I
Said Land
All that piece and parcel of land bearing Survey Nos. 36/17 A, 227/1A, 227/1B, 227/ 2A 1, 227/2A 2,228/1A 1C Perungudi Village, admeasuring, 12.52 acres, bearing Plot No. 40, MGR Nedunchalai South (Veeranam Road South), Kandanchavadi, Chennai — 600 096, within the registration district — Chennai South and registration at sub-district of Neelankarai, Chennai bounded on all four sides as follows:
To the East: MGR Salai (Veeranam Road)
To the West: Monitoring Station
To the North: RMZ Millenia Building
To the South: Anna Nedunchalai

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

THE SCHEDULE II ABOVE REFERRED TO

Item No.	Particulars	Terms and Conditions
1.	Particulars of Lessee	Name: Freshworks Technologies Pvt Ltd Registered Office: Global Infocity Park Chennai, Block-B, 1st Floor, No.40, MGR Salai, Kandanchavadi, Perungudi, Chennai - 600096
2.	Building	Block C, Global Infocity Park Chennai. Constructed on schedule I land.
3.	Demised Premises	Module 2,3 & 4 of 1st Floor, Block B.
4.	Purpose/Permitted Use	IT / ITES
5.	Lease Commencement Date	28/02/2020
6.	Initial Term	3 years
7.	Renewal Term	On mutual agreed terms
8.	Chargeable Area	59,051 Sqft
9.	Warm Shell Rental Escalation Date	28/02/2023 on mutual agreed commercial terms.
10.	Fit-Out Period	NIL
11.	Interest Free Refundable Security Deposit
The Lessee shall deposit and keep deposited with the Lessor on execution hereof a sum of Rs.2,15,54,205.50/- (Rupees Two Crores Fifteen Lakhs Fifty Four Thousand Two Hundred and Five and paisa Fifty Only) as and by way of an Interest Free Refundable Security Deposit (hereinafter “IFRSD”) to secure the obligations of the Lessee under this Lease. Against the said IFRSD amount, the Lessor acknowledges and confirms that a sum of Rs.1,87,42,787/- (Rupees One Crore Eighty-Seven Lakhs forty-two thousand seven hundred and eighty seven only)has been deposited by the Lessee with the Lessor to secure the obligations under the Lease Deed dated 12th December 2017. An additional sum of Rs.28,11,418/- (Rupees Twenty Eight Lakhs Eleven Thousand Four Hundred and Eighteen only) shall be deposited on or before 29th February 2020.

12.	Escalation of Interest Free Security Deposit	The Interest Free Security Deposit will escalate in line with escalations in Warm Shell Rent.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Item No.	Particulars	Terms and Conditions
13.	Warm Shell Lease Rent Schedule	The Lease Rent for the initial term of the Module 3 & 4, 1st Floor of Block B shall be Rs.60.835/sq.ft./month.
14.	Lease Rent Commencement Date	28/02/2020
15.	Lease Rent Free Period	NIL
16.	Lock-in Period	NIL
17.	Parking Spaces and Fees	Four-Wheeler: 58 (Covered) Fees: Nil Two-Wheeler: 170 (Covered) Fees: Nil
18.	Additional Parking Facility Costs	Four-Wheeler: INR 3306/- per slot per month
Two-Wheeler: INR 330/- per slot per month.
19.	Address for giving notice to Lessor	No.40, MGR Salai, Kandanchavadi, Perungudi, Chennai-600096
20.	Address for giving notice to Lessee	1st Floor, Block— B, Global Infocity Park Chennai, No.40, MGR Salai, Kandanchavadi, Perungudi, Chennai — 600096.
21.	Court of Competent Jurisdiction	Chennai

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Item No.	Particulars	Terms and Conditions
22.	Due Dates	Due	Payment Timeline
		Warm Shell Lease Rent	In Advance by the 5th Calendar day of each month.
		Parking Charges (If Applicable)	In Advance by the 5th Calendar day of each month.
23.	Penalties on delayed Payments
Warm Shell Rent and any other dues payable by the Lessee to the Lessor shall be paid forthwith i.e. on the Due Date. However if there be a delay in payment of the principal amount on the Due Date, then the Lessee shall pay interest on the principal amount at the rate of 1.5% per month from the Due Date to the actual date of payment.
If total dues exceed 50% of the total security deposit paid, the Lessor shall have the sole discretion to disconnect power to the Demised Premises.
If total dues exceed 100% of the total security deposit paid, the Lessor shall have the sole discretion to terminate the Lease Agreement.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

IN WITNESSETH WHEREOF the Parties have hereunto and on the duplicate hereof set affixed their respective hand at the day and year first hereinabove written.

For LESSOR		For LESSEE

Faery Estates Private Limited		Freshworks Technologies Pvt Ltd

/s/ K.M Mohan		/s/ Vijay Raghavan

AUTHORISED SIGNATORY		AUTHORISED SIGNATORY

Name:	K.M Mohan	Name:	Vijay Raghavan

WITNESS

1.	Name: [***]	1.	Name:
2.	Address: [***]	2.	Address:

3.	Signature: /s/ Witness	3.	Signature:

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Annexure A
(Plan of the Demised Premises – Block B)

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

(Plan of the Demised Premises – Block C)

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Annexure “B”
(Hand over conditions for the purpose of Fit-out works)
WARM SHELL SPECIFICATIONS
A.CIVIL
1.Bare cement plastered shell in office area with up to 50mm screed.
2.Finished toilets as per the Lessor’s specification.
B.ELECTRICAL
1.Lessor shall provide raw power of 1KVA for every 100 Sft of Leased Space inclusive of air conditioning high side equipment’s.
2.Diesel generator sets of equivalent capacity shall be provided to generate 100% power back up.
3.All cable and bus ducts shall be terminated at the rising mains.
4.Tap-off points for further downstream distribution by the occupant.
5.Installing, maintenance and necessary replacements of calibrated energy meters.
C.HEAT VENTILATION AND AIR CONDITIONING
1.Common chillers will be provided to cater to air conditioned office area load @ 275 sft / TR. Chilled water pipes will be connected to the AHU’s.
2.Dedicated AHU's will be provided whose ducts will be connected to the heat recovery wheels.
3.Common fresh air ducting shall be provided in the shafts with collars towards the toilets.
4.Installing, maintenance and necessary replacements calibrated BTU meters with necessary valve packages.
D.FIRE PROTECTION SYSTEM
1.Sprinkler piping shall be terminated at the rising mains and upright, down right sprinkler shall be provided in the Demised Premises.
2.Hydrant shall be provided with hose reel and hydrant valve in every lift lobby.
E.OTHER INFRASTRUCTURE
1.Common shafts are provided for networking and IBMS, with doors for access.
2.External cable ducts are provided from the main gate to the basements, for the ISP service provider to route the cable up to the point of service.
3.Designated locations have been identified for locating outdoor HVAC units (Split and precision)

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

4.Common food court with vegetarian and non-vegetarian service providers.
5.Common lifts.
LESSEE'S SCOPE OF WORK - FITOUT SPECIFICATIONS – PART B
A.CIVIL
1.All interior work inside the office space.
2.Brick Partitions within the premises if required by Lessee.
B.ELECTRICAL
1.Internal Electrical cabling for office space.
2.Infrastructure improvements to meet Tenant's power enhancement needs.
C.HEAT VENTILATION AND AIR CONDITIONING
1.Internal air condition ducting and connecting the ducts to the mouth of the AHU.
2.Infrastructure improvements to meet Tenant's air-con enhancement needs for the lab area.
3.Installation of indoor and outdoor units of package/split/ductable AC’s with necessary platform in ODU shaft and connecting their drain at respective floor.
D.FIRE PROTECTION SYSTEM
1.Smoke detectors and alarm system in the office area with connection to the IBMS.
2.Integration of Tenant’s FAS with base building system.
F.    PLUMBING INFRASTRUCTURE
1.Waterproofing test of wet areas and connecting of drain to the waste line of toilet at respective floor if the Lessee chooses to have a wet pantry.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Annexure “C”
(Plan indicating car parking spaces)

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Car Parking: SI No
Annexure “C”
(Plan indicating Two-Wheeler parking spaces)

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Annexure “D”
(Building Specifications)
Total Leasable Area: 9,26,602 sq.ft.
Number of Basement Levels: 3
Number of Floors: Ground + 13 Upper Floors
Number of Modules per Floor: 4
Services: Chiller based HVAC System + TNEB Grid Power + 100% DG Back-Up

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial